Filed under Rule 497(e)
Registration No. 033-06502

SunAmerica Income Funds

AIG Flexible Credit Fund

(the “Fund”)

Supplement dated August 27, 2019, to the Fund’s

Prospectus dated July 29, 2019, as supplemented and amended to date

Effective August 30, 2019, the following changes are made to the Fund’s Prospectus:

In the section entitled “Fund Highlights: AIG Flexible Credit Fund,” on page 17 of the Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
David Albrycht, CFA	2014	President and Chief Investment Officer at Newfleet
Francesco Ossino	2014	Senior Managing Director and Senior Portfolio Manager at Newfleet
Eric Hess, CFA	2019	Managing Director, Portfolio Manager at Newfleet
William J. Eastwood, CFA	2019	Senior Managing Director, Portfolio Manager and Head of Trading at Newfleet

The section entitled “Fund Management – Flexible Credit Fund,” on page 44 is deleted in its entirety and replaced with the following:

Flexible Credit Fund. Investment decisions for the Flexible Credit Fund are made by a team of Newfleet portfolio managers led by David Albrycht and include Francesco Ossino, Eric Hess, and William J. Eastwood.

David Albrycht, CFA

President and Chief Investment Officer of Newfleet

Mr. Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He received a BA from Central Connecticut State University and an MBA from the University of Connecticut. Mr. Albrycht is a CFA charterholder.

Francesco Ossino

Senior Managing Director and Senior Portfolio Manager

Mr. Ossino is senior managing director, senior portfolio manager, and sector head of the bank loan asset class at Newfleet. Prior to joining Newfleet in 2012, Mr. Ossino worked at Hartford Investment Management as a bank loan portfolio manager from 2004 to 2012, primarily focused on mutual fund portfolios and a commingled bank loan portfolio for institutional investors. He began his investment career in 1996. He received a BS in economics from Brandeis University and an MS in international economics and finance from Brandeis University and Luigi Bocconi University in Italy.

Eric Hess, CFA

Managing Director, Portfolio Manager, and High Yield Sector Head Newfleet Asset Management, LLC

Eric Hess is a managing director, portfolio manager, and sector head of high yield credit at Newfleet Asset Management. He is also responsible for credit research of the energy sector. In addition, Mr. Hess is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Prior to joining Newfleet in 2011, Mr. Hess was on the fixed income team at Goodwin Capital Advisers. He joined Goodwin Capital’s corporate credit research group in 2010. Previous to joining Goodwin, he was a credit analyst for The Travelers

Companies. Mr. Hess earned a B.B.A. in finance from the University of Notre Dame, and he is a CFA® (Chartered Financial Analyst®) charterholder. He began his career in the investment industry in 2006.

William J. Eastwood, CFA

Senior Managing Director, Portfolio Manager and Head of Trading Newfleet Asset Management, LLC

William Eastwood is a senior managing director, portfolio manager and head of trading at Newfleet Asset Management with trading responsibilities primarily for leveraged finance. In addition, Mr. Eastwood is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Mr. Eastwood joined Newfleet in 2011 as a senior fixed income trader. Prior to joining Newfleet, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Phoenix Investment Counsel. Mr. Eastwood earned a B.S. in finance from Post University and an M.B.A. from the University of Hartford. He is a CFA® (Chartered Financial Analyst®) charterholder. He began his career in the investment industry in 1995.

The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Funds’ securities.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118IF_7-19

Filed under Rule 497(e)
Registration No. 033-06502

SunAmerica Income Funds

AIG Flexible Credit Fund

(the “Fund”)

Supplement dated August 27, 2019, to the Fund’s

Statement of Additional Information (“SAI”) dated July 29, 2019,

as supplemented and amended to date

Effective August 30, 2019, the following changes are made to the Fund’s SAI:

In the section entitled “Adviser, Subadviser, Personal Securities Trading, Distributor and Servicing Agent – Additional Information about the Portfolio Managers” on page 43 of the SAI, the section in the table under the heading “Flexible Credit Fund” is deleted in its entirety and replaced with the following:

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Flexible Credit Fund	Newfleet	D. Albrycht	18	2	0	2	0	0
			$8,890	$82	$0	$228	$0	$0
		F. Ossino	4	1	0	1	0	0
			$700	$345	$0	$178	$0	$0
		E. Hess*	0	0	0	0	0	0
			$0	0	0	0	0	0
		W. Eastwood*	0	0	0	0	0	0
			$0	0	0	0	0	0

*	The information in the table above for Mr. Hess and Mr. Eastwood is as of June 29, 2019.

In the section entitled “Adviser, Subadviser, Personal Securities Trading, Distributor and Servicing Agent – Fund Ownership” on page 44 of the SAI, the section in the table under the heading “Flexible Credit Fund” is deleted in its entirety and replaced with the following:

Fund	Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in each Fund Managed by the Named Portfolio Manager
Flexible Credit Fund	David Albrycht	None
	Francesco Ossino	None
	Eric Hess*	None
	William J. Eastwood*	None

*	The information in the table above for Mr. Hess and Mr. Eastwood is as of June 29, 2019.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_IFSAI_7-19